                                                                   Exhibit 10.18

                             INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT (as the same may be amended, modified, restated or supplemented from time to time, "this Agreement") dated as of March 31, 2003, by and among ABN AMRO BANK N.V., ("ABN"), COMMERZBANK INTERNATIONAL S.A. ("Commerzbank"), and SOVEREIGN PRECIOUS METALS, LLC ("Sovereign" and together with ABN and Commerzbank collectively, in their capacity as consignors under the Consignment Agreement referred to below, the "Consignors", and individually, a "Consignor"); MITSUI & CO., PRECIOUS METALS INC. ("Mitsui"), JPMORGAN CHASE BANK ("Chase"); and GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION (the "Lender").

                               W I T N E S S E T H

         WHEREAS, the Consignors may extend financial accommodations to MICHAEL ANTHONY JEWELERS, INC., a Delaware corporation (the "Debtor"), pursuant to a certain Consignment Agreement of even date herewith, between the Debtor and the Consignors (as amended and modified from time to time, the "Consignment Agreement"); and

         WHEREAS, the Debtor, the Consignors and Sovereign, for itself and as collateral agent for the Consignors (the "Agent"), are parties to a Security Agreement of even date herewith (as amended and as modified from time to time, the "Consignor Security Agreement"); and

         WHEREAS, the Debtor has granted to Agent, for the ratable benefit of the Consignors, a security interest in the property described on SCHEDULE A hereto (such property, described in SCHEDULE A, is hereinafter referred to as the "Collateral") pursuant to the Consignor Security Agreement in order to secure all of the Debtor's existing and future indebtedness, obligations and liabilities to each respective Consignor under the Consignment Agreement (collectively the "Consignment Obligations"); and

         WHEREAS, MA BRANDS, INC., a Delaware corporation ("MAJ Delaware") and Sovereign, for itself and as collateral agent for the Consignors, are parties to a certain Security Agreement (Trademark and Service Marks) of even date herewith pursuant to which MAJ Delaware has granted a security interest in the Marks (as defined in the Consignor Trademark Assignment) in favor of Sovereign, in its capacity as collateral agent, for the ratable benefit of the Consignors in order to secure the Consignment Obligations; and

         WHEREAS, Mitsui has agreed to consign gold to Debtor, from time to time, pursuant to a certain Consignment Agreement dated as of November 29, 1999 (the "Mitsui Consignment Agreement"); and

         WHEREAS, the Debtor has granted Mitsui a security interest in the property described on SCHEDULE B hereto (such property is hereinafter referred to as the "Mitsui Collateral") pursuant to the Mitsui Security Agreement in order to secure all of the Debtor's existing and future indebtedness, obligations and liabilities to Mitsui under the Mitsui Consignment Agreement (collectively the "Mitsui Consignment Obligations"); and

         WHEREAS, MAJ Delaware and Mitsui are parties to a certain Security Agreement (Trademark and Service Marks) of even date herewith pursuant to which MAJ Delaware has granted a security interest in the Marks in favor of Mitsui in order to secure the Mitsui Consignment Obligations; and

         WHEREAS, MAJ Delaware and Chase are parties to a certain Security Agreement (Trademarks and Service Marks) dated as of December 17, 1999, as amended, pursuant to which MAJ Delaware has granted a security interest in the Marks as defined in that Security Agreement; and

         WHEREAS, Chase may (in its sole and individual discretion) extend financial accommodations to the Debtor pursuant to a certain line letter dated as of August 16, 2002 issued by Chase on behalf of the Debtor (as modified from time to time, the "Line of Credit"); and

         WHEREAS, the Debtor and Chase have entered into a Security Agreement dated September 1, 1994 (as amended and modified from time to time, the "Chase Security Agreement"); and

         WHEREAS, the Debtor has granted Chase a security interest in the Collateral pursuant to the Chase Security Agreement in order to secure all of the Debtor's existing and future indebtedness, obligations and liabilities under the Line of Credit (collectively the "Line of Credit Obligations"); and

         WHEREAS, in accordance with the terms of that certain Loan and Security Agreement between the Debtor and the Lender dated as of January 29, 1999 (as amended and modified from time to time, the "Term Loan Agreement"), the Debtor has granted to the Lender a security interest in the property described in SCHEDULE C hereto (such property being hereinafter referred to as the "Equipment"), pursuant to the Term Loan Agreement and a Supplemental Security Agreement No. One dated as of January 29, 1999 (the "Supplemental Security Agreement") from the Debtor to the Lender (the Term Loan Agreement and Supplemental Security Agreement, together with any subsequent agreements between the Lender and the Debtor, being hereinafter collectively referred to as the "Term Loan Agreements") in order to secure the payment of a Term Promissory Note of the Debtor to the Lender in the original principal amount of up to $10,444,444.46 (the "Term Note") issued pursuant to the Term Loan Agreement, and to secure the payment and performance of all other obligations of the Debtor to the Lender pursuant to the Term Loan Agreements other than any (if any) future advances of additional principal (all such obligations exclusive of any such future advances, being hereinafter referred to as the "Term Loan Obligations"); and

         WHEREAS, the Consignors, on the one hand, and Mitsui, Chase and the Lender, on the other hand, desire to establish among themselves the priority of their security interests in the Collateral and in the Marks and to provide for the enforcement of such security interests;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, it is hereby agreed as follows:

         1. As security for the Consignment Obligations and the Mitsui Obligations, the security interest of the Consignors and Mitsui in all Inventory (as defined in this Paragraph 1) of the Debtor, whether now owned or hereafter acquired by the Debtor or in which the Debtor may now have or hereafter acquire an interest and in all Marks of MAJ Delaware, whether now owned or hereafter acquired by MAJ Delaware or in which MAJ Delaware may now have or hereafter acquire an interest (the foregoing property with respect to which the Consignors and Mitsui shall have priority being hereinafter collectively referred to as the "Consignor and Mitsui Primary Collateral"), to the extent perfected and enforceable, shall have priority over any security interests which Chase or the Lender has or may acquire therein. For the purposes of this Agreement, the term "Inventory" shall include the following:

            (i) all goods held for sale or lease or furnished or to be furnished under contracts of service;

            (ii)  all raw materials, work-in-process and finished goods;

            (iii) all goods consigned by the Debtor to others, whether or not such consignments are true consignments or security consignments, and all related contracts and rights thereunder, including, without limitation, goods:

                        (A) covered by a consignment sale whereby a memo invoice
                  is used to ship goods to a customer, who is billed on a regular basis for goods actually sold by such customer; or

                        (B) covered by a guaranteed sale whereby goods are
                  shipped and billed on invoice marked as a guaranteed sale and may be returned to the Debtor at any time without penalty; or

                        (C) constituting part of base inventory maintenance
                  wherein goods are shipped under a memo invoice and are billed only when replaced to maintain base inventory levels, and where such goods may be returned at any time; or

                        (D) treated as inventory by the Debtor for accounting
                  purposes;

            (iv) all bullion, fabricated products and all gold and other precious metals in whatever form and wherever located, including all products in which any such gold or precious metals are incorporated or into which any such gold or precious metals are processed or converted (collectively referred to as the "Precious Metals");

            (v) all diamonds and all precious and semi-precious stones including all substitutions, replacements and products in which such diamonds or stones are incorporated;

            (vi) all accounts and other proceeds arising from the sale of Inventory on or after the Acceleration Date (as hereinafter defined) and all returned or replevined goods on which any such accounts are based; provided, however, (x) that returned or replevined goods which are segregated and identifiable as such are to be applied to the oldest outstanding account payable by the returning account debtor subject to the same conditions governing payment of accounts set forth in Paragraph 14 hereof, and (y) any account and other proceeds arising from the sale of returned or replevined goods which are segregated and identifiable as such arising from the sale of Inventory prior to the Acceleration Date shall be for the purposes of this Agreement part of the Line of Credit Primary Collateral (as defined in Paragraph 3) and shall be applied to the payment of the Line of Credit Obligations;

            (vii) all other returned goods which are not segregated and identifiable as such;

           (viii) all cash proceeds of all of the foregoing; and

            (ix) certain insurance proceeds as provided in Paragraph 5 hereof, but only to the extent of the value of the Precious Metals content thereof determined by the London Fixing (as of the date of the event giving rise to the applicable insurance claim). For the purposes hereof, "London Fixing" means, with respect to gold, for the purposes of this Agreement, the value of gold bullion determined on the basis of the London Bullion Brokers' second fixing price on the valuation date, or if no such price is available for such date, then on the basis of said second fixing price on the next previous day for which such price was available.

         2. As security for the Term Loan Obligations, the security interest of the Lender in the Equipment (such property being hereinafter collectively referred to as the "Term Loan Primary Collateral"), to the extent perfected and enforceable, and to the extent that it secures Term Loan Obligations constituting Prior Secured Obligations as defined in Paragraph 4 hereof, shall have priority over any security interests the Consignors, Mitsui or Chase have or may acquire therein. The Lender has no security interest in the Collateral other than in the Term Loan Primary Collateral and has no interest in the Marks. Further, as security for the Line of Credit Obligations, the security interest of Chase in the Term Loan Primary Collateral, to the extent perfected and enforceable, and to the extent that it secures Line of Credit Obligations constituting Prior Secured Obligations as defined in paragraph 4 hereof, shall have priority over any security interests the Consignors or Mitsui have or may acquire therein.

         3. As security for the Line of Credit Obligations, the security interest of Chase in the Collateral and in the Marks other than the Consignor and Mitsui Primary Collateral and other than the Term Loan Primary Collateral (such property being hereinafter collectively referred to as the "Line of Credit Primary Collateral"), to the extent perfected and enforceable, and to the extent that it secures Line of Credit Obligations constituting Prior Secured Obligations as defined in Paragraph 4 hereof, shall have priority over any security interests the Consignors, Mitsui or the Lender has or may acquire therein. For the purposes of this Agreement and for clarification, the term "Line of Credit Primary Collateral" shall include, without limitation,:

                  (i) all returned or replevined goods which represent the proceeds arising from the sale of Inventory prior to the Acceleration Date, to the extent such goods are segregated and identifiable as goods which gave rise to the sale of Inventory and the creation of an account prior to the Acceleration Date; and

                  (ii) all accounts and any proceeds arising from the sale on or after the Acceleration Date of any returned or replevined goods, to the extent such goods are segregated, identifiable and represent the proceeds from the sale of Inventory prior to the Acceleration Date.

         4. Notwithstanding anything to the contrary herein, the priority of the security interests of the Consignors, Mitsui, the Lender, and Chase established hereunder shall only apply to the extent that such security interests are perfected and enforceable and secure (a) the Consignment Obligations in the case of the Consignors, (b) the Mitsui Consignment Obligations in the case of Mitsui,
(c) the Term Loan Obligations in the case of the Lender, and (d) the Line of Credit Obligations in the case of Chase (all such obligations being herein sometimes called the "Prior Secured Obligations"). Notwithstanding anything to the contrary herein, to the extent that any obligations of the Debtor to the Consignors, Mitsui, the Lender, or Chase shall not constitute Prior Secured Obligations, the security interests securing such obligations shall be subordinated to perfected and enforceable security interests securing Prior Secured Obligations. Consignment Obligations which constitute Prior Secured Obligations are herein sometimes referred to as "Prior Consignment Obligations"; Mitsui Consignment Obligations which constitute Prior Secured Obligations are herein sometimes referred to as "Prior Mitsui Obligations"; Term Loan Obligations which constitute Prior Secured Obligations are herein sometimes referred to as "Prior Term Loan Obligations"; and Line of Credit Obligations which constitute Prior Secured Obligations are herein sometimes referred to as "Prior Line of Credit Obligations".

         5. The respective rights and priorities of the Lender, the Consignors, Mitsui and Chase in and to any proceeds realized on account of an insured loss to all or any portion of the Debtor's assets shall be determined in accordance with the allocation of such proceeds among such insured assets, and the Consignors, Mitsui, Chase, and the Lender shall have the same priority to insurance proceeds allocated to the Consignor and Mitsui Primary Collateral, the Term Loan Primary Collateral and the Line of Credit Primary Collateral as they have to the Consignor and Mitsui Primary Collateral, the Term Loan Primary Collateral and the Line of Credit Primary Collateral itself under Paragraphs 1, 2 and 3 hereof.

         6. The priorities of the security interests established, altered or specified herein are applicable irrespective of the time or order of attachment or perfection thereof, the method of perfection, the time or order of filing of financing statements or taking of possession, or the giving of or failure to give notice of the acquisition or expected acquisition of purchase money or other mortgage or security interests. The priorities of any security interests which are not established, altered or specified herein shall exist and continue in accordance with the applicable provisions of law. The agreements made in Paragraphs 1, 2, 3, 4 and 5 hereof are solely for the purpose of establishing the relative priorities of the Lender, Mitsui, the Consignors, and Chase and shall not inure to the benefit of any other person or entity except the respective successors and assigns of the Lender, the Consignors, Mitsui, and Chase.

         7. In order to effect the foregoing priorities, the parties hereto agree that all proceeds of Collateral and the Marks shall be distributed (net of any and all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by any party in realizing upon such proceeds) in accordance with the following procedures:

                  (a) All of the Consignor and Mitsui Primary Collateral shall be distributed to the Consignors and Mitsui (on a pro rata basis) for application to the Prior Consignment Obligations and Prior Mitsui Obligations (on a pro rata basis) until the Prior Consignment Obligations and Prior Mitsui Obligations are paid in full. After the Prior Consignment Obligations and Prior Mitsui Obligations are paid in full, any remaining Consignor and Mitsui Primary Collateral shall be distributed to Chase for application to the Prior Line of Credit Obligations until the Prior Line of Credit Obligations are paid in full.

                  (b) All of the Term Loan Primary Collateral shall be distributed to the Lender for application to the Prior Term Loan Obligations until the Prior Term Loan Obligations are paid in full. After the Prior Term Loan Obligations are paid in full, any remaining Term Loan Primary Collateral shall be distributed to Chase until the Prior Line of Credit Obligations are paid in full. After the Prior Term Loan Obligations and the prior Line of Credit Obligations are paid in full, any remaining Term Loan Primary Collateral shall be distributed to the Consignors and Mitsui (on a pro rata basis) for application to the Prior Consignment Obligations and Prior Mitsui Obligations until the Prior Consignment Obligations and Prior Mitsui Obligations are paid in full for application to the Prior Line of Credit Obligations.

                  (c) All of the Line of Credit Primary Collateral shall be distributed to Chase for application to the Prior Line of Credit Obligations until the Prior Line of Credit Obligations are paid in full. After the Prior Line of Credit Obligations are paid in full, any remaining Line of Credit Primary Collateral shall be distributed to the Consignors and Mitsui (on a pro rata basis) for application to the Prior Consignment Obligations and Prior Mitsui Obligations until the Prior Consignment Obligations and Prior Mitsui Obligations are paid in full.

                  Chase and the Lender agree that funds received directly or indirectly from the Debtor or MAJ Delaware (to the extent applicable) which are Consignor and Mitsui Primary Collateral will be promptly remitted to the Consignors and Mitsui (on a pro rata basis) for application in accordance with Paragraph 7(a) hereof. The Consignors, Mitsui and Chase agree that funds received directly or indirectly from the Debtor or MAJ Delaware which are Term Loan Primary Collateral will be promptly remitted to the Lender for application in accordance with Paragraph 7(b) hereof. The Consignors, Mitsui and the Lender agree that funds received directly or indirectly from the Debtor or MAJ Delaware which are Line of Credit Primary Collateral will be promptly remitted to Chase for application in accordance with Paragraph 7(c) hereof.

         8. Prior to the Acceleration Date (as hereinafter defined in Paragraph
9), the Lender, Chase, Mitsui and the Consignors may, subject to applicable bankruptcy and insolvency laws, collect their respective obligations from the Debtor at the time and in the manner set forth in the Term Loan Agreements, the Consignment Agreement (and agreements referred to therein), the Mitsui Consignment Agreement or the Line of Credit, as the case may be, without any obligation to remit such collections pursuant to Paragraph 7 hereof.

         9. (a) The Lender, Chase, Mitsui and each of the Consignors agree to notify each other, in writing, immediately upon making any demand under any obligation of the Debtor or declaring any obligation of the Debtor to be due and payable prior to the scheduled maturity of such obligation (the earlier to occur of (a) the date that notice of such demand or declaration is first given to the parties hereto, and (b) the date on which any bankruptcy or insolvency proceeding is commenced by or against the Debtor being hereinafter referred to as the "Acceleration Date", and the notice being hereinafter referred to as an "Acceleration Notice").

                  (b) JPMorgan, Mitsui, Lender and each of the Consignors (a "Creditor" and collectively the "Creditors") shall not take any action with respect to collection of, foreclosure upon or sale, exchange or other disposition of any of the collateral securing the Consignment Obligations, the Mitsui Consignment Obligations, the Term Loan Obligations or the Line of Credit Obligations (collectively the "Collateral") for a period of five (5) Business Days (or such shorter period as the Creditors may hereafter agree to in writing) after the Acceleration Date without the prior written consent of the other Creditors, provided, however, if such Creditor (i) holds a first priority lien against a portion of the Collateral in accordance with the terms of this Agreement, and (ii) has determined, in the exercise of its business judgment, that it must act to preserve and/or protect such portion of the Collateral from a material diminution in value, then, and only in such event, may such first priority lienholder take such action upon giving the other Creditors contemporaneous notice of its action to preserve and/or protect such Collateral. For the purposes of this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks in the city in which the principal office of any Creditor is located are authorized to close.

         10. Promptly after an Acceleration Notice or Acceleration Date, whichever first occurs:

                  (a) The Lender shall furnish Chase, Mitsui and the Consignors with a written statement of the outstanding balance of loans or advances made by the Lender to the Debtor as of the Acceleration Date and the date any Acceleration Notice is received by the non-accelerating (or later accelerating) party (the date of receipt of any Acceleration Notice being herein referred to as the "Notice Date").

                  (b) Chase, Mitsui and the Consignors shall furnish the Lender and each other with a written statement of the outstanding balance of extensions of credit and other obligations of the Debtor to Chase, Mitsui and the Consignors as of the Acceleration Date and the Notice Date.

                  (c) The Lender, Chase, Mitsui, and the Consignors may proceed to liquidate and realize upon the Collateral, for the benefit of the Lender, Chase, Mitsui, and the Consignors, to the extent permitted by the respective security agreements executed by the Debtor, and to exercise any and all rights and remedies granted to the Lender, Chase, Mitsui, and the Consignors with respect to the Collateral, in such manner and at such times as each shall deem proper, the proceeds thereof to be distributed in accordance with the provisions of Paragraph 7 hereof. Each of the Lender, Chase, Mitsui, and the Consignors agrees to consult with the other in connection with its exercise of such rights and remedies. The Lender, Chase, Mitsui, and the Consignors shall be entitled to retain from each distribution of the realizations on the Collateral the expenses of such realizations, including, without limitation, reasonable attorneys' fees.

         11. Each party agrees to use its best efforts to give to the other parties copies of any notice of the occurrence or existence of an Event of Default (as defined in each party's respective Agreement with the Debtor) sent to the Debtor simultaneously with the sending of such notice to the Debtor, but failure to do so shall not affect the validity of such notice or create a cause of action against the party failing to give such notice or create any claim or right on behalf of any person. The sending of such notice shall not give the recipient the obligation or right to cure such Event of Default.

         12. Neither the Lender, Chase, Mitsui nor the Consignors shall sell, assign or transfer their security interest in, respectively, the Consignor and Mitsui Primary Collateral or Term Loan Primary Collateral or the Line of Credit Primary Collateral unless it shall first have given notice thereof to each other, delivered a copy of this Agreement to the transferee and delivered to such other an agreement by such transferee to be bound by the terms of this Agreement, in form, scope and substance satisfactory to such other. Nothing in this Paragraph 12 shall restrict the right of the Lender, Chase, Mitsui or Consignors to grant a blanket security interest to its own lenders or the right of Lender to include the Term Loan Agreement in a securitization.

         13. The Lender and Chase acknowledge that this Agreement constitutes written notice to the Lender and Chase, for purposes of the Uniform Commercial Code, that the Consignors and Mitsui have or expect to deliver gold on consignment to the Debtor from time to time. Chase further agrees (i) to cooperate, for purposes of the Consignors' and Mitsui's exercise of rights to dispose of Consignor and Mitsui Primary Collateral, with the Consignors' and Mitsui's use of all trademarks and tradenames of the Debtor, and (ii) not to sell or otherwise dispose of any of such trademarks and tradenames, without the consent of the Consignors and Mitsui, until the Consignment Obligations and Mitsui Consignment Obligations (on a pro rata basis) are paid in full or there is no remaining Consignor and Mitsui Primary Collateral (whichever first occurs).

         14. In the event that each of the Consignors, Mitsui, the Lenders and Chase has security interests in accounts of the Debtor payable by the same account debtor, all payments made by such account debtor with respect to such accounts shall be applied to the oldest outstanding account payable by such account debtor; provided, however, that if such oldest outstanding account is the subject of a bona fide dispute and the account debtor specifically indicates that for this reason it wishes to have its payment applied to a more recent, non-disputed account, such payment shall be applied to the non-disputed account.

         15. The Lender, Chase, Mitsui and each Consignor may, without notice of or consent of the other, amend, modify, waive any term of, and, except as may be specifically agreed to the contrary herein, exercise any rights under and otherwise deal with any loan agreement, consignment agreement, guaranty agreement, security agreement or other agreement which it may have entered into with the Debtor.

         16. All notices to be given hereunder shall be given at the address for a party set forth on the signature page hereof or, if a party is added to this Intercreditor Agreement by an amendment hereto, then for such party, at the address set forth on the signature page to the applicable amendment to the Intercreditor Agreement, or to such other address as a party may designate for itself by like notice and shall be deemed to have been validly served, given or delivered (i) on the fourth (4th) day following deposit in the United States mails (by registered or certified mail), with proper postage prepaid, (ii) on the day of transmittal by telex, cable or other electronic communication device capable of providing a written document (provided the transmitting machine generates a report confirming delivery of the document to the proper number, or
(iii) if sent by overnight delivery service, when received or when delivery is refused.

         17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in such state, shall not be modified, amended or terminated except in a writing signed by all parties hereto, and shall be binding upon and inure to the benefit of the Lender, the Consignors, Mitsui and Chase and their respective successors, designees and assigns. All terms used herein which are defined in the Uniform Commercial Code shall have the meaning therein stated, unless the context otherwise requires.

         IN WITNESS WHEREOF, the Lender, the Consignors, Mitsui and Chase have duly executed or caused this Agreement to be duly executed as of the day and year first above written.

                                 GENERAL ELECTRIC CAPITAL BUSINESS
                                 ASSET FUNDING CORPORATION


                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------
                                 Address:       10900 N.E. 4th Street
                                                Suite 500
                                                Bellevue, WA 98004
                                 Attention:     Deanna Pendergraft
                                 Telecopy:      (425) 450-1879

                                 SOVEREIGN PRECIOUS METALS, LLC


                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------

                                 Address:       15 Westminster Street
                                                Providence, RI  02904
                                 Attention:     Irene Ogarek
                                 Telecopier:    (401) 752-1438


                                 ABN AMRO BANK N.V.


                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------


                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------
                                 Address:       680 Fifth Avenue - 6th Floor
                                                New York, NY 10019
                                 Attention:     Jeffrey Sarfaty
                                 Telecopy:      (212) 649-5149

                                 COMMERZBANK INTERNATIONAL, S.A.


                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------


                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------
                                 Address:       Two World Financial
                                                Center, Treasury
                                                Department, 32nd Floor
                                                New York, NY 10281-1050
                                 Attention:     Ian C. MacDonald
                                 Telecopy:      (212) 266-7799

                                 MITSUI & CO., PRECIOUS METALS INC.


                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------

                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------
                                 Address:       200 Park Avenue
                                                New York, NY  10166
                                 Attention:     Steve Scacalossi
                                 Telecopy:      (212) 878-4122


                                 JPMORGANCHASE BANK


                                 By
                                   ---------------------------------------------
                                 Title
                                      ------------------------------------------
                                 Address:       1375 Broadway - 8th Floor
                                                New York, NY 10018
                                 Attention:     Irene Spector
                                 Telecopier:    (212) 827-4483

                                   SCHEDULE A

  Collateral Description - Sovereign Precious Metals, LLC, as collateral agent



All gold bullion, gold granule and other gold or precious metals in whatever form including all substitutions, replacements and products in which any such gold or other precious metals are incorporated or into which such gold or other precious metals are processed or converted, whether now owned or hereafter acquired by Debtor or in which Debtor now or hereafter acquires an interest, and all additions and accessions thereto and all replacements and substitutions therefor and all proceeds and products of all of the foregoing, wherever situated.

All inventory now owned or hereafter acquired by Debtor or in which Debtor now or hereafter acquires an interest, including all merchandise, returned and repossessed goods, raw materials, goods in process, finished goods and proceeds therefor (hereinafter called the "Inventory"), and all accounts of Debtor, including all accounts receivable, notes, drafts, acceptances, chattel paper, electronic chattel paper and other forms of obligations and receivables now owned or hereafter arising from Inventory sold or otherwise disposed of by Debtor and all proceeds and products thereof.

                                   SCHEDULE B

           Collateral Description - Mitsui & Co. Precious Metals, Inc.



All gold bullion, gold granule and other gold or precious metals in whatever form including all substitutions, replacements and products in which any such gold or other precious metals are incorporated or into which such gold or other precious metals are processed or converted, whether now owned or hereafter acquired by Debtor or in which Debtor now or hereafter acquires an interest, and all additions and accessions thereto and all replacements and substitutions therefor and all proceeds and products of all of the foregoing, wherever situated.

All inventory now owned or hereafter acquired by Debtor or in which Debtor now or hereafter acquires an interest, including all merchandise, returned and repossessed goods, raw materials, goods in process, finished goods and proceeds therefor (hereinafter called the "Inventory"), and all accounts of Debtor, including all accounts receivable, notes, drafts, acceptances, chattel paper, electronic chattel paper and other forms of obligations and receivables now owned or hereafter arising from Inventory sold or otherwise disposed of by Debtor and all proceeds and products thereof.

                                   SCHEDULE C

                            Collateral Description -
          General Electric Capital Business Asset Funding Corporation



Jewelry Manufacturing molds, casts, dyes, tools, machinery and equipment, as more specifically identified in the schedule to the UCC-1 Financing Statement on record with the New York Department of State and all additions and accessions thereto and all replacements and substitutions therefore and all proceeds and products of all of the foregoing, wherever situated.